UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        DATE OF REPORT (Date of earliest event reported):  January 15, 1998


                            FIRST COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)


               LOUISIANA               0-7931              72-0701203
           (State or other         (Commission File       (IRS Employer
           jurisdiction of             Number)            Identification
            incorporation)                                    Number)



         201 ST. CHARLES AVE., 29TH FLOOR, NEW ORLEANS, LOUISIANA  70170
               (Address of principal executive offices - Zip Code)



       Registrant's telephone number, including area code:  (504) 623-1371


                                     N/A
           (Former name or former address, if changed since last report)



   Item 7.   Financial Statements and Exhibits.

        (c) Exhibits

   Exhibit
     No.                  Document Description
 -----------    -------------------------------------------
    99(a)        Press Release issued on January 15, 1998



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST COMMERCE CORPORATION
                                --------------------------
                                (Registrant)

                                By:  /s/ Thomas L. Callicutt, Jr.
                                    -------------------------------
                                    Thomas L. Callicutt, Jr.
                                    Executive Vice President, Controller and
                                    Principal Accounting Officer


Dated: January 20, 1998




                              INDEX TO EXHIBITS


    Exhibit                                                      Sequential
      No.                    Document Description                 Page No.
  ----------    -------------------------------------------    --------------
     99(a)       Press Release issued on January 15, 1998             5